UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2022

GOLUB CAPITAL DIRECT LENDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

maryland	814-01412	87-1489837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2022, Golub Capital Direct Lending Corporation (the “Company”), GDLC Funding LLC (“GDLC Funding”), a direct, wholly owned subsidiary of the Company, GDLC Feeder Fund, L.P. (“GDLC Feeder”), Golub Onshore GP 3, LLC (“Feeder GP”), a general partner of GDLC Feeder, and PNC Bank, National Association (“PNC”), as administrative agent and PNC Capital Markets LLC, as structuring agent, entered into a Joinder and First Amendment to Revolving Credit and Security Agreement (the “PNC Facility Amendment”) to the revolving credit and security agreement, dated as of March 21, 2022, governing the revolving credit facility (as amended, the “PNC Facility”) among the Company, GDLC Funding, PNC, PNC Capital Markets LLC, and the lenders from time to time party thereto. The PNC Facility Amendment was effective as of August 16, 2022.

The PNC Facility Amendment increases the borrowing capacity under the PNC Facility from $34.0 million to $80.0 million. In addition, the PNC Facility Amendment adds GDLC Feeder as a “Borrower” under the PNC Facility and Feeder GP as a “General Partner” under the PNC Facility. The PNC Facility Amendment included an annualized fee payable on the closing date of the amendment equal to 0.55% of the increase in the commitments of the PNC Facility on the effective date of the PNC Facility Amendment, which fee was pro-rated for the remainder of the revolving period for the PNC Facility. The other material terms of the PNC Facility were unchanged.

The description above is only a summary of the material provisions of the PNC Facility Amendment and is qualified in its entirety by reference to a copy of the PNC Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Joinder and First Amendment to Revolving Credit and Security Agreement, dated as of August 16, 2022, by and among Golub Capital Direct Lending Corporation, GDLC Funding LLC, GDLC Feeder Fund, L.P., Golub Onshore GP 3, LLC, and PNC Bank, National Association, as administrative agent and PNC Capital Markets, as structuring agent.

* Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 60 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Direct Lending Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL DIRECT LENDING CORPORATION

Date: August 22, 2022	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer